EXHIBIT 10.19

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of September 16, 2015, by and among Torchlight Energy Resources, Inc., a Nevada corporation (the “Company”), and each purchaser identified as such on the signature pages hereto (each, including its successors and permitted assigns, a “Purchaser” and collectively the “Purchasers”).

Recitals

A.           The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B.           The Company has authorized or will authorize the issuance and sale to Purchasers of up to an aggregate 40,000 shares of Series B Convertible Preferred Stock, par value $0.001 (the “Preferred Stock”), having the rights, preferences, privileges and restrictions set forth in the Certificate of Designation to be filed with the State of Nevada upon the Closing (as hereinafter defined) in the form of Exhibit “A” attached to this Agreement (the “Certificate of Designation”), which Preferred Stock will be convertible into shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), in accordance with the terms and conditions set forth therein and the Certificate of Designation (as converted into shares of Common Stock, collectively the “Conversion Shares”).

C.           Each Purchaser, severally and not jointly, wishes to purchase and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the aggregate number of shares of Preferred Stock, at a purchase price of $100 per share, set forth opposite such Purchaser’s name on the Schedule of Purchasers attached hereto as Exhibit “B” (the “Schedule of Purchasers”).

D.            The Company wishes to issue to each Purchaser, upon the terms and conditions stated in this Agreement, the aggregate number of warrants, in substantially the form attached hereto as Exhibit “C” (the “Warrants”), to purchase shares of Common Stock at an exercise price and other terms as set forth therein (with the shares of Common Stock issued upon exercise of any of the Warrants being collectively referred to herein as the “Warrant Shares”).  The Preferred Stock, the Conversion Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities.”

Now, Therefore, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE 1

AUTHORIZATION, SALE AND ISSUANCE OF SECURITIES

1.1           Authorization of Securities.

At or prior to the Closing, the Company shall have authorized the issuance and sale to the Purchasers of the Securities.

Securities Purchase Agreement

1.2           Sale and Purchase of Preferred Stock; Issuance of Warrants.

Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, the aggregate number of shares of Preferred Stock, at a purchase price of $100 per share, set forth opposite such Purchaser’s name on the Schedule of Purchasers.   Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue Warrants to each Purchaser to purchase the aggregate number of initial Warrant Shares set forth opposite such Purchaser’s name on the Schedule of Purchasers.  The Warrants shall have an exercise price equal to $2.37 per initial Warrant Share, subject to adjustment as provided in the Warrants.

ARTICLE 2

CLOSING

2.1           Closing.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place upon the date of execution of the Farmout Agreement referenced in Section 2.3(a)(ii) below (the “Closing Date”) at the offices of the Company, 5700 W. Plano Parkway, Suite 3600, Plano, Texas 75903, or at such other time and place as agreed upon by the parties hereto.

2.2           Delivery and Execution.  At the Closing, (a) Welsh LeBlanc, LLC (the “Escrow Agent”) will deliver, in immediately available funds, the aggregate Escrow Funds (as defined below) to the Company constituting the aggregate purchase price for the Preferred Stock, (b) the Company shall deliver to each Purchaser one or more stock certificates, subject to the restrictions (and legend) expressly provided for in Section 4.1 hereof, evidencing the number of shares of Preferred Stock such Purchaser is purchasing as is set forth on the Schedule of Purchasers, and (c) the Company shall deliver to each Purchaser one or more Warrants, subject to the restrictions (and legend) expressly provided for in Section 4.1 hereof, evidencing the aggregate number of initial Warrant Shares such Purchaser is entitled to receive as is set forth on the Schedule of Purchasers.  As used in this Agreement, the term “Escrow Funds” shall mean the funds deposited in escrow by the Purchasers with the Escrow Agent.

2.3           Conditions to Closing.

(a)           The obligations of each Purchaser to acquire the Preferred Stock and the Warrant at the Closing is subject to the following on or prior to the Closing Date:

(i)           Certificate of Designation.  The Company shall have filed the Certificate of Designation with the State of Nevada.

(ii)           Definitive Farmout Agreement.  The Company’s subsidiary, Hudspeth Oil Corporation (“HOC”), shall have entered into a definitive Farmout Agreement (the “Farmout Agreement”) in connection with the letter of intent that HOC entered into with a third party on September 1, 2015.

(iii)           Representations and Warranties.  The representations and warranties made by the Company contained in this Agreement will be true and correct in all material respects as of the Closing Date, except for any such representations and warranties that are qualified by “materiality” or “Material Adverse Effect,” which shall be true and correct in all respects as of the Closing Date.

Securities Purchase Agreement

(iv)           Covenants.  All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date will have been performed or complied with in all material respects.

(v)           Delivery of Documents.  The Company shall have delivered the documents required to be delivered by the Company pursuant to Section 2.2 above.

(vi)           Corporate Resolution.  The Board of Directors of the Company shall have approved the transactions contemplated herein and authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party as of the Closing Date, including but not limited to the issuance and delivery of the Securities.

(vii)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

(viii)           No Suspension of Trading in Common Stock.  The Common Stock shall not have been suspended, as of the Closing Date, by the Commission.

(ix)           Termination.  This Agreement shall not have been terminated as to such Purchaser in accordance with Section 5.16 herein.

(b)           The Company’s obligation to sell and issue the Preferred Stock and the Warrants to a Purchaser at the Closing is subject to the fulfillment of the following on or prior to the Closing Date:

(i)           Representations and Warranties.  The representations and warranties made by such Purchaser contained in this Agreement will be true and correct in all material respects as of the Closing Date, except for any such representations and warranties that are qualified by “materiality” or “Material Adverse Effect,” which shall be true and correct in all respects as of the Closing Date.

(ii)           Covenants.  All covenants, agreements and conditions contained in this Agreement to be performed by such Purchaser on or prior to the Closing Date will have been performed or complied with in all material respects.

(iii)           Delivery of Documents.  Such Purchaser shall have delivered the documents and funds required to be delivered by such Purchaser pursuant to Section 2.2 above.

(iv)           Corporate Resolution.  Such Purchaser shall provide, if applicable, corporate resolutions of the Board of Directors which approve the transactions contemplated herein and authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party dated as of the Closing Date.

(v)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

(vi)           No Suspension of Trading in Common Stock.  The Common Stock shall not have been suspended, as of the Closing Date, by the Commission.

Securities Purchase Agreement

(vii)           Termination.  This Agreement shall not have been terminated by the Company in accordance with Section 5.16 herein.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that the following statements are true and correct as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date):

(a)           Subsidiaries. The Company has no direct or indirect subsidiaries other than (i) Torchlight Energy, Inc., a Nevada corporation, (ii) Torchlight Energy Operating, LLC, a Texas limited liability company, and (iii) Hudspeth Oil Corporation, a Texas corporation.  Torchlight Energy, Inc., Torchlight Energy Operating, LLC and Hudspeth Oil Corporation are herein referred to collectively as the “Subsidiaries”.

(b)           Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  The Company and each of its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (as hereinafter defined), and no Proceeding (as hereinafter defined) has been instituted, is pending, or, to the Company’s Knowledge (as hereinafter defined), has been threatened in writing in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.  “Material Adverse Effect” means any effect on the business, results of operations, prospects, assets or condition (financial or otherwise) of the Company that is material and adverse to the Company as a whole or hinder the performance of its material obligations hereunder or under the Transaction Documents (as defined below).  “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.  “Company’s Knowledge” or “Knowledge” means with respect to any statement made to the knowledge of the Company, that the statement is based upon the actual knowledge of the officers of the Company who, as of the date hereof, have responsibility for the matter or matters that are the subject of the statement or the knowledge such officer or officers would have acquired after reasonable inquiry.

(c)           Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, the schedules and exhibits attached hereto and the Warrants (collectively, the “Transaction Documents”) and otherwise to carry out its obligations hereunder and thereunder.  The Company’s execution and delivery of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the shares of Preferred Stock and the Warrants, the reservation for issuance and the subsequent issuance of the Conversion Shares upon conversion of the Preferred Stock, and the reservation for issuance and the subsequent issuance of the Warrant Shares upon exercise of the Warrants) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals and the filing by the Company of the Certificate of Designation with the State of Nevada.  Each of the Transaction Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

Securities Purchase Agreement

(d)           No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, but not limited to, the sale and delivery of the shares of Preferred Stock and the Warrants, the reservation for issuance and the subsequent issuance of the Conversion Shares upon conversion of the Preferred Stock and the reservation for issuance and the subsequent issuance of the Warrant Shares upon exercise of the Warrants) do not and will not (i) conflict with or violate any provisions of the Company’s or any Subsidiary’s certificate or articles of incorporation, or bylaws or otherwise result in a violation of the organizational documents of the Company or any Subsidiary, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or any Subsidiary or give to others any rights of termination, acceleration or cancellation (with or without notice, lapse of time or both) of, any indenture, loan or credit agreement or other material contract or (iii) subject to the Required Approvals (as hereinafter defined), conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by each Purchaser herein), or by which any property or asset of the Company or any Subsidiary is bound or affected, except in the case of clause (ii) and clause (iii) such as would not, individually or in the aggregate, have  or  reasonably be expected to result in a Material Adverse Effect.

(e)           Consents and Approvals. Neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person (as hereinafter defined) in connection with the execution, delivery and performance by the Company of the Transaction Documents (including, but not limited to, the sale and delivery of the shares of Preferred Stock and the Warrants, the reservation for issuance and the subsequent issuance of the Conversion Shares upon conversion of the Preferred Stock, and the reservation for issuance and the subsequent issuance of the Warrant Shares upon exercise of the Warrants), other than (i) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (ii) the filing of any requisite notices and/or applications pursuant to any state securities laws, (iii) the filing of any requisite notices and/or application(s) to the Principal Trading Market (as hereinafter defined) for the issuance and sale of the Securities and the listing of the Conversion Shares and Warrant Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, and (iv) any filings required in accordance with Form 8-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (collectively, the “Required Approvals”).  “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.   “Principal Trading Market” means the Trading Market (as hereinafter defined) on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the NASDAQ Capital Market. “Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

Securities Purchase Agreement

(f)           Issuance of the Securities. The shares of Preferred Stock have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free and clear of all liens suffered or permitted by the Company, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights.  The Conversion Shares issuable upon conversion of the Preferred Stock have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents and the Certificate of Designation will be duly and validly issued, fully paid and nonassessable, free and clear of all liens suffered or permitted by the Company, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights.  The Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, free and clear of all liens suffered or permitted by the Company, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. The Warrant Shares issuable upon exercise of the Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents and the Warrants will be duly and validly issued, fully paid and nonassessable, free and clear of all liens suffered or permitted by the Company, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights.  Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws.  As of the Closing Date, the Company shall have reserved from its duly authorized capital stock the number of shares of Common Stock issuable upon conversion of the Preferred Stock (without taking into account any limitations on the conversion of the Preferred Stock set forth in the Certificate of Designation).  As of the Closing Date, the Company shall have reserved from its duly authorized capital stock the number of shares of Common Stock issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants).

(g)           Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) has been set forth in the SEC Reports (as hereinafter defined) and has not changed since the date set forth in the most recently filed of the SEC Reports and may change thereafter to reflect stock issuances, convertible debt conversions, stock option exercises and grants and warrant exercises and grants.  Currently the Company has approximately 30,041,473 shares of common stock issued and outstanding.  All of the outstanding shares of the Company’s Common Stock and any other security of the Company have been duly and validly authorized, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No shares of Common Stock or any other security of the Company are entitled to preemptive rights and no Person (as defined below) has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents or otherwise to subscribe for the Securities.  Furthermore, except as set forth in the Company’s SEC Reports or as provided by the Company to the Purchasers, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company, and the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than as contemplated in the Statement of Designation) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities.   The Company is not a party to, and it has no knowledge of, any agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company. The offer and sale of all capital stock, convertible securities, rights, or options of the Company issued prior to the Closing complied with all applicable federal and state securities laws, and no holder of such securities has a right of rescission or claim for damages with respect thereto which could have a Material Adverse Effect. As of the date hereof and as of the date of Closing, no dividends that have been declared and have accrued are unpaid.

Securities Purchase Agreement

(h)     SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for twelve (12) months preceding and including the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, except where the failure to file on a timely basis would not have or reasonably be expected to result in a Material Adverse Effect (including, for this purpose only, any failure which would prevent any Purchaser from using Rule 144 to resell any Securities).  As of their respective filing dates, or to the extent corrected by any subsequent amendment, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder.  Each material indenture, loan or credit agreement or other material contract to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any of its Subsidiaries are subject has been filed as an exhibit, or duly incorporated by reference, to the SEC Reports or has been made available to Purchaser. The Company is not, and has not been in the last twelve calendar months, a “shell company” as defined in Section 405 of the Securities Act.

(i)           Financial Statements. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, as applied by the Company (“GAAP”), applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments.

(j)           Tax Matters. The Company and each of its Subsidiaries (i) has accurately and timely prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject or has timely filed extensions for such filings, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company, and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except where the failure to so pay or file or set aside provisions for any such tax, assessment, charge or return would not have or reasonably be expected to result in a Material Adverse Effect.

Securities Purchase Agreement

(k)           Material Changes. Since the date of the latest financial statements included within the SEC Reports, except as specifically disclosed in any SEC Reports filed with the Commission subsequent to the filing of the SEC Report that includes such financial statements, there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(l)           Environmental Matters. To the Company’s Knowledge, the Company (i) is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) does not own or operate any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, and (iv) is not subject to any claim relating to any Environmental Laws; which violation, contamination, liability or claim has had or would have a Material Adverse Effect; and there is no pending or, to the Company’s Knowledge, threatened investigation that might lead to such a claim.

(m)           Litigation. There is no Action (as hereinafter defined) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as disclosed in the SEC Reports would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.  Other than publicly available correspondence between the Commission  and the Company, there has not been, within one year prior to the date hereof, and to the Company’s Knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its Subsidiaries under the Exchange Act or the Securities Act.  “Action” means any action, suit, inquiry, notice of violation, Proceeding (including any partial Proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, threatened in writing against the Company, any Subsidiary or any of their respective properties or any officer, director or employee of the Company or any Subsidiary acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

(n)           Employment Matters. No material labor dispute exists or, to the Company’s Knowledge, is imminent with respect to any of the employees of the Company.  None of the Company’s or any Subsidiary’s employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and each Subsidiary believes that its relationship with its employees is good.  No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer's employment with the Company or any such Subsidiary.  To the Company’s Knowledge, no executive officer, to the Company’s Knowledge, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of a third party, and to the Company’s Knowledge, the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries, to their Knowledge, are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

Securities Purchase Agreement

(o)           Compliance. Except as disclosed in the SEC Reports, neither the Company nor any of the Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or other material contract (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or any Subsidiary or its properties or assets, or (iii) is in violation of, or in receipt of written notice that it is in violation of, any statute, rule or regulation of any governmental authority applicable to the Company.

(p)           Regulatory Permits. The Company and each of the Subsidiaries possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its respective business as currently conducted and as described in the SEC Reports, except where the failure to possess such permits, individually or in the aggregate, has not and would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and (i) neither the Company nor any of its Subsidiaries has received any notice of Proceedings relating to the revocation or modification of any such Material Permits and (ii) the Company has no Knowledge of any facts or circumstances that the Company would reasonably expect to give rise to the revocation or modification of any Material Permits.

(q)            Title to Assets. The Company and the Subsidiaries do not own any real property, except for interests in oil or gas properties that may be deemed real property under state law. The Company and the Subsidiaries have good and marketable title to all tangible personal and real property owned by them which is material to the business of the Company and the Subsidiaries, in each case free and clear of all liens except for such liens that do not and would not reasonably be expected to materially affect the value of such property and do not and would not reasonably be expected to materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and except for liens for the payment of federal, state or other taxes for which appropriate reserves have been made in accordance with GAAP and the payment of which is not delinquent or subject to penalties. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company and the Subsidiaries.

(r)           Intellectual Property. To the Company’s Knowledge, the Company or its Subsidiaries owns, possesses, licenses or has other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology and other proprietary rights and processes (collectively, the “Intellectual Property”) necessary for the conduct of its businesses as now conducted and which the failure to so own, possess, license or have other rights to use would not have a Material Adverse Effect. Except where any such violations or infringements would not have a Material Adverse Effect, to the Company’s Knowledge (i) the Company’s or its Subsidiaries’ use of any such Intellectual Property in the conduct of its business as presently conducted does not infringe upon the rights of any third parties; (ii) there is no infringement by third parties of any such Intellectual Property; (iii) there is no pending or threatened action challenging the Company’s rights in or to any such Intellectual Property; (iv) there is no pending or threatened action challenging the validity or scope of any such Intellectual Property; and (v) there is no pending or threatened action that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others.

Securities Purchase Agreement

(s)           Insurance. The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary in the businesses and locations in which the Company and the Subsidiaries are engaged. Neither the Company nor any of the Subsidiaries has received any notice of cancellation of any such insurance, nor, to the Company’s Knowledge, will the Company or any Subsidiary be unable to renew their respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

(t)           No Directed Selling Efforts or General Solicitation. Neither the Company nor, to its knowledge, any Person acting on its behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

(u)           Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  Except as set forth in the SEC Reports, the Company has not, in the ten (10) months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

(v)           No Additional Agreements. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

3.2           Representations and Warranties of the Purchasers. Each Purchaser hereby, severally but not jointly, represents and warrants to the Company as of the date hereof and as of the Closing Date as follows:

(a)           Organization; Authority.

(i)           Entity. If Purchaser is an entity, such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership, limited liability company or other similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser.  Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application or insofar as indemnification and contribution provisions may be limited by applicable law.

Securities Purchase Agreement

(ii)           Natural Person.  If Purchaser is a natural person, he or she is of the full age of majority, with full power, capacity and authority to enter into and to consummate the transactions contemplated by the Transaction Documents to which he or she is a party and otherwise to carry out his or her obligations hereunder and thereunder, by and for himself or herself and his or her spouse, if any.  All action on the part of such Purchaser necessary for the authorization, execution, delivery and performance of the transactions contemplated by this Agreement by such Purchaser has been taken.  Each Transaction Document to which he or she is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against him or her in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application or insofar as indemnification and contribution provisions may be limited by applicable law.

(b)           No Conflicts. The execution, delivery and performance by such Purchaser of the Transaction Documents to which it is a party and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the ability of such Purchaser to perform its obligations hereunder.

(c)           Investment Intent. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum period of time and reserves the right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any Person; such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

Securities Purchase Agreement

(d)           Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(e)           Rule 144.  Such Purchaser understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available.  Such Purchaser acknowledges that such Person is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such Purchaser has been advised that Rule 144 permits resales only under certain circumstances.  Such Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(f)           General Solicitation. Such Purchaser acknowledges that the Securities were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

(g)           Experience of Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.  Such Purchaser acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

(h)           Access to Information. Such Purchaser acknowledges that it has had the opportunity to and has reviewed the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

(i)           Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to such Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

(j)           Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of  such Purchaser to acquire the Securities.

Securities Purchase Agreement

(k)           No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(l)           Regulation M. Such Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Common Stock and other activities with respect to the Common Stock by such Purchaser.

(m)           Residence. Such Purchaser’s principal executive offices (if such Purchaser is an entity) or principal residence (if such Purchaser is a natural person) are in the jurisdiction set forth immediately below such Purchaser’s name on the applicable signature page attached hereto.

(n)           Certain Fees. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or such Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser.

The Company and each Purchaser acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article 3 and the Transaction Documents.

ARTICLE 4

OTHER AGREEMENTS OF THE PARTIES

4.1           Transfer Restrictions.

(a)           Compliance with Laws. Notwithstanding any other provision of the Transaction Documents, Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws.  In connection with any transfer of the Securities other than pursuant to an effective registration statement, the Company may require the Purchaser to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

(b)           Legends. Certificates evidencing the Securities shall bear the following restrictive legend in substantially the following form until such time as they are not required under applicable securities laws:

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

Securities Purchase Agreement

The legend set forth in Section 4.1(b) shall be removed and the Company shall issue a certificate (or issue in an uncertificated form) without such legend or any other legend to the holder of the applicable Securities (or shares of Common Stock or other securities issuable upon conversion of the Securities) or, with respect to Common Stock only, to such holder’s broker or agent by electronic delivery at the applicable balance account at the Depository Trust Company, if (i) such Securities (or shares of Common Stock or other securities issuable upon conversion of the Securities) are sold pursuant to an effective registration statement under the Securities Act (provided that the relevant holder agrees to only sell such Securities (or shares of Common Stock or other securities issuable upon conversion of the Securities) during such time that the registration statement is effective and not withdrawn or suspended, and only as permitted by the registration statement) or (ii) such Securities (or shares of Common Stock or other securities issuable upon conversion of the Securities) are sold or transferred pursuant to, and in accordance with all requirements of, Rule 144 (including, if applicable, the volume, manner-of-sale and notice filing provisions of Rule 144).  The Company shall bear all costs incurred by it or a Purchaser (other than legal fees and expenses incurred by such Purchaser) directly relating to the removal of the legend in accordance with this Section, provided that the Company shall not be liable for any transfer taxes relating to the issuance of a new certificate or statement in the name of any Person other than the relevant Purchaser and its affiliates.

(c)           Acknowledgement. Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or any interest therein without complying with the requirements of the Securities Act. Only if there is an effective registration statement registering the shares of Common Stock underlying the Securities under the Securities Act or an exemption from registration is available, may a Purchaser hereunder sell the Securities.

4.2            Reservation of Common Stock.  The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance from and after the Closing Date, the number of shares of Common Stock issuable upon conversion of the Preferred Stock issued at the Closing (without taking into account any limitations on conversion of the Preferred Stock set forth in the Certificate of Designation).  The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance from and after the Closing Date, the number of shares of Common Stock issuable upon exercise of the Warrants issued at the Closing (without taking into account any limitations on exercise of the Warrants set forth in the Warrants).

4.3           Indemnification.

Securities Purchase Agreement

(a)            Indemnification of Purchasers.  Subject to the provisions of this Section 4.3(a), the Company will indemnify and hold each Purchaser and its shareholders, members, partners, direct and indirect investors, directors, managers, officers, employees, affiliates and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the shareholders, members, partners, direct and indirect investors, directors, managers, officers, employees, affiliates and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, penalties, fees, damages, fines, charges, contingencies, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and disbursements and costs of investigation, defending or preparing to defend  that any such Purchaser Party may suffer or incur (irrespective of whether any such Purchaser Party is a party to the Proceeding for which indemnification hereunder is sought) as a result of or relating to (a) any misrepresentation or any breach of any of the representations, warranties, obligations, covenants or agreements made by the Company in this Agreement or in any other Transaction Document, (b) any Proceeding instituted against a Purchaser in any capacity, or any of them or their respective affiliates, with respect to any of the transactions contemplated by the Transaction Documents (unless such Proceeding is based upon a misrepresentation by such Purchaser or a breach of such Purchaser’s representations, warranties, obligations, covenants or agreements under any Transaction Document or any agreements or understandings such Purchaser may have with any such shareholder or any violations by such Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence or willful misconduct), (c) any Proceeding brought or made against any Purchaser Party by a third party (including for these purposes a derivative Proceeding brought on behalf of the Company or any Subsidiary) and arising out of or relating to any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities.  The indemnity agreements contained herein shall not be an exclusive remedy but shall be in addition to any cause of action or similar right in law or in equity of any Purchaser Party against the Company or others, and any liabilities the Company may be subject to pursuant to law.

(b)            Indemnification of Company.  Each Purchaser, severally and not jointly with the other Purchasers, will indemnify and hold harmless the Company, and its officers, directors, controlling persons, agents, advisors, representatives and employees (each, a “Company Party”), from any and losses, liabilities, obligations, claims, contingencies, penalties, fees, damages, fines, charges, contingencies, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and disbursements and costs of investigation, defending or preparing to defend  that any such Company Party may suffer or incur (irrespective of whether any such Company Party is a party to the Proceeding for which indemnification hereunder is sought) as a result of or relating to any misrepresentation or any breach of any of the representations, warranties, obligations, covenants or agreements made by such Purchaser in this Agreement or in any other Transaction Document to which it is a party. The indemnity agreements contained herein shall not be an exclusive remedy but shall be in addition to any cause of action or similar right in law or in equity of the Company against such Purchaser or others and any liabilities such Purchaser may be subject to pursuant to law.

Securities Purchase Agreement

(c)            Conduct of Indemnification Proceedings; Contribution.  Promptly after receipt by a Purchaser Party (in accordance with Section 4.3(a)) or a Company Party (in accordance with Section 4.3(b)) of notice of the commencement of any Proceeding thereof made in writing for which the relevant indemnified party may make a claim under Section 4.3(a) or Section 4.3(b) (in such capacity an “indemnified party”), such indemnified party shall deliver to the Company or the relevant Purchaser, as applicable (in such capacity, the “indemnifying party”) a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel retained by the indemnifying party (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties) except as set forth below; provided, however, that such counsel shall be reasonably satisfactory to the indemnified party.  The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such Proceeding, if not otherwise known by the indemnifying party, shall relieve such indemnifying party of any liability to the indemnified party under Section 4.3(a) or Section 4.3(b) to the extent of any material prejudice or forfeiture of substantial rights or defenses resulting therefrom but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to Section 4.3(a) or Section 4.3(b).  All fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such Proceeding) shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party so long as such indemnified party shall have provided the indemnifying party with a written undertaking to reimburse the indemnifying party for all amounts so advanced if it is ultimately determined that the indemnified party is not entitled to indemnification under Section 4.3(a) or Section 4.3(b), as applicable.  Each indemnified party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to assume the defense of such Proceeding in a timely manner or (iii) an indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such Proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one additional firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties).  No indemnifying party shall be liable to an indemnified party for any settlement of any Proceeding without the written consent of the indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed.

(d)           If the indemnification required by Section 4.3(a) or Section 4.3(b) from the relevant indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, liabilities, obligations, claims, contingencies, penalties, fees, damages, fines, charges, contingencies, costs or expenses referred to in Section 4.3(a) or Section 4.3(b):

(i)           The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, obligations, claims, contingencies, penalties, fees, damages, fines, charges, contingencies, costs or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, liabilities, obligations, claims, contingencies, damages, penalties, fees, costs and expenses, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the losses, liabilities, obligations, claims, contingencies, penalties, fees, damages, fines, charges, contingencies, costs and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 4.3(a) and Section 4.3(b), all legal and other fees and expenses reasonably incurred by such party in connection with any Proceeding.

Securities Purchase Agreement

(ii)           The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 4.3(c) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 4.3(c)(i).  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

4.4           Use of Proceeds.  The Company agrees to use the proceeds from the sale of the Preferred Stock for general corporate purposes.

4.5           Furnishing of Information. In order to enable the Purchasers to sell the Securities under Rule 144, for a period of twelve (12) months from the Closing, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such twelve (12) month period, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144.

4.6           Integration.  The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities.

4.7           Securities Laws Disclosure; Publicity; Confidentiality.  By 9:00 A.M., New York City time, on or prior to the second (2nd) trading day immediately following the date hereof, the Company shall issue a press release (the “Press Release”) disclosing all material terms of the transactions contemplated hereby.  On or before 9:00 A.M., New York City time, on the fourth (4th) trading day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are required to be publicly disclosed by the Company as described in this Section 4.7, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

Securities Purchase Agreement

4.8           Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, including this Agreement, or as expressly required by any applicable securities law, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information regarding the Company that the Company believes constitutes material non-public information without the express written consent of such Purchaser, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.9           Form D; Blue Sky.  The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon the written request of any Purchaser.  The Company, on or before the Closing Date, shall take such commercially reasonable action as the Company shall determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification) and shall provide evidence of such actions promptly upon the written request of any Purchaser.

4.10           Plan of Distribution.  The Preferred Stock will be offered and sold by officers and/or Directors of the Company who will not receive any commission therefore.  In addition, the Preferred Stock may be offered and sold by selected broker-dealers.  The Company will pay any such authorized broker-dealer who effects the sale of Preferred Stock a fee in an amount to be negotiated by the Company and the broker-dealer.

  ARTICLE 5

MISCELLANEOUS

5.1           Fees and Expenses. The Company and the Purchasers shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement, provided however that the Company shall reimburse the lead investor for the lead investor’s legal expenses. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers.

5.2           Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter thereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

5.3           Notices. Any notices or other communications required or permitted hereunder shall be in writing and deemed sufficiently given if delivered by email at the email address specified in this section or if delivered in person or sent by registered or certified mail (return receipt requested) or nationally recognized overnight delivery service, postage pre-paid, addressed as follows, or to such other address has such party may notify to the other parties in writing:

If to the Company:	Torchlight Energy Resources, Inc. 5700 Plano Parkway, Suite 3600 Plano, Texas 75093

Securities Purchase Agreement

Telephone No.: (214) 432-8002 Facsimile No.: (214) 432-8005 Attention: John Brda, CEO Email: john@torchlightenergy.com

If to such Purchaser:	To the address set forth under such Purchaser’s name on its signature page hereof Or such other address as may be designated in writing hereafter, in the same manner, by such Person.

A notice or communication will be effective (i) if delivered in person or by overnight courier, on the business day it is delivered; (ii) if sent by registered or certified mail, three (3) business days after dispatch; and (iii) if sent by email, at the email address specified in this section if sent prior to 5:00 p.m., New York City time on the date sent or if later, then on the next day, provided that a copy is sent by a nationally recognized overnight delivery service, next day delivery.

5.4           Amendments; Waivers. Neither this Agreement nor any provision hereof may be amended, modified or supplemented unless in writing, executed by all the parties hereto.  Except as otherwise expressly provided herein, no waiver with respect to this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought.  Except as otherwise expressly provided herein, no failure to exercise, delay in exercising, or single or partial exercise of any right, power or remedy by any party, and no course of dealing between or among any of the parties, shall constitute a waiver of, or shall preclude any other or further exercise of, any right, power or remedy.

5.5           Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

5.6           Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns.  This Agreement, or any rights or obligations hereunder, may not be assigned or delegated by the Company without the prior written consent of each Purchaser.  No Purchaser may assign any right or delegate any obligation hereunder without the written consent of the Company; provided, however, that any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers”.  Any purported assignment or delegation in violation of this Section 5.6 shall be void, in addition to constituting a material breach of this Agreement.

5.7           No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except each Purchaser Party is an intended third party beneficiary of Section 4.3.

Securities Purchase Agreement

5.8           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the Dallas Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Dallas Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such Dallas Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.9           Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for a period of one (1) year from the Closing Date. The agreements and covenants contained herein shall survive the Closing and the delivery of the Securities in accordance with their terms.

5.10           Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.11           Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor and achieves that same or substantially the same effect or result, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.12           Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

Securities Purchase Agreement

5.13           Exhibits Not Attached  Any exhibits not attached hereto on the date of execution of this Agreement shall be deemed to be and shall become a part of this Agreement as if executed on the date hereof upon each of the parties initialing and dating each such exhibit, upon their respective acceptance of its terms, conditions and/or form.

5.14            Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.15           Gender.  All personal pronouns used in this Agreement shall include the other genders, whether used in the masculine, feminine or neuter gender and the singular shall include the plural and vice versa, wherever appropriate.

5.16           Termination.  This Agreement may be terminated and the sale and purchase of the Preferred Stock and the issuance of the Warrants abandoned at any time prior to the Closing by either the Company or any Purchaser (with respect to itself only) upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 P.M., Central Time, on October 16, 2015, unless extended by written agreement of all parties hereto.  Upon a termination in accordance with this Section 5.16, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

5.17           Independent Nature of Purchasers' Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document.  The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions.  Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents or has voluntarily declined to seek such counsel.  The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any Purchaser.

Securities Purchase Agreement

5.18           Payment Set Aside.  To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

ARTICLE 6

REGISTRATION RIGHTS OF PURCHASER

If at any time when there is not an effective registration statement covering the resale of the Conversion Shares or the Warrant Shares, the Company shall determine to prepare and file with the Securities and Exchange Commission a registration statement (other than any registration statement filed prior to the Closing Date) relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to the holder of the Preferred Stock and/or the Warrants written notice of such determination and, if within seven (7) days after receipt of such notice, or within such shorter period of time as may be specified by the Company in such written notice as may be necessary for the Company to comply with its obligations with respect to the timing of the filing of such registration statement, any such holder will so request in writing (which request will specify which Conversion Shares or Warrant Shares are intended to be disposed of by the holder), the Company will cause the registration under the Securities Act of such Conversion Shares or Warrant Shares which the Company has been so requested to register by the holders, to the extent requisite to permit the disposition of such shares to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any securities in connection with such registration, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any securities being registered. The Company shall include in such registration statement all such Conversion Shares or Warrant Shares that such holder requests to be registered; provided, however, that the Company will not be required to register any securities that are eligible for sale pursuant to Rule 144 of the Securities Act.

Securities Purchase Agreement

IN WITNESS WHEREOF, the Company hereto has caused this Agreement to be duly executed by its respective authorized signatories as of the date first indicated above.

TORCHLIGHT ENERGY RESOURCES, INC.

By:	/s/ John Brda
Name:	John Brda
Title:	Chief Executive Officer

Securities Purchase Agreement

IN WITNESS WHEREOF, the Purchaser hereto has caused this Agreement to be executed by his/her/its respective authorized signatories as of the date first indicated above.

(If Purchaser is an individual)

Signature: ___________________________________

Printed Name: ________________________________

(If Purchaser is an entity)

Signature:  ___________________________________

Printed Name of Entity:  _________________________

Printed Name of Signatory:  ______________________

Title of Signatory:  _____________________________

_____________________________________________
Street Address

_____________________________________________
City                                State                                Zip

_____________________________________________
Email Address

Amount Invested: $______________________________

Number of shares of Preferred Stock:_________________

Securities Purchase Agreement

EXHIBITS

Securities Purchase Agreement

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This agreement dated and effective as of September 23, 2015 (the “Amendment”) is to amend the Securities Purchase Agreement by and among Torchlight Energy Resources, Inc., a Nevada corporation (the “Company”), and each purchaser identified as such on the signature pages thereto (each, including its successors and permitted assigns, a “Purchaser” and collectively the “Purchasers”), including Exhibits attached thereto (the “Purchase Agreement”).

RECITALS

WHEREAS, the Company and the Purchasers entered into the Purchase Agreement on September 16, 2015 for the issuance and sale of certain securities as set forth in the Purchase Agreement; and

WHEREAS, the Company and the Purchasers wish to amend certain terms of the Purchase Agreement; and

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           All capitalized terms used herein shall have the meanings assigned to them in the Purchase Agreement unless expressly defined otherwise in this Amendment.

2.           Except as otherwise specifically provided herein, all terms and conditions of the Purchase Agreement and Exhibit attached thereto shall apply to the interpretation and enforcement of this Amendment as if explicitly set forth herein.

3.           Amendment to Section 5.16 of the Purchase Agreement.

Section 5.16 of the Purchase Agreement is hereby amended in its entirety to read as follows:

“5.16       Termination.  This Agreement may be terminated and the sale and purchase of the Preferred Stock and the issuance of the Warrants abandoned at any time prior to the Closing by any Purchaser (with respect to itself only) upon written notice to the Company, if the Closing has not been consummated on or prior to 5:00 P.M., Central Time, on October 16, 2015, unless extended by written agreement of all parties hereto.  In the event this Agreement is terminated in accordance with this Section 5.16, then any and all funds of the Purchaser held in escrow shall be returned within five days thereafter.  Upon a termination in accordance with this Section 5.16, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.”

4.           Amendment to Article 6 of the Purchase Agreement.

Amendment to Securities Purchase Agreement

Article 6 of the Purchase Agreement is hereby amended in its entirety to read as follows:

“6.1           Registration of Securities.  The Company shall prepare and file or cause to be prepared and filed with the Commission, as soon as practicable but in any event by the date (the “Filing Deadline Date”) thirty (30) calendar days after the Closing Date, a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a “Shelf Registration Statement”) registering the resale from time to time by the holder thereof (a “Holder”) of all of the Conversion Shares and the Warrant Shares (the “Registrable Securities”) (the “Initial Shelf Registration Statement”).  The Initial Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by the Holder of the Registrable Securities in accordance with the methods of distribution elected by such holder and set forth in the Initial Shelf Registration Statement.   The Company shall use its reasonable best efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable but in any event by the date that is ninety (90) calendar days after filing of the Initial Shelf Registration Statement.  Except as otherwise provided herein, the Company shall use its reasonable best efforts to keep the Initial Shelf Registration Statement (or any Subsequent Shelf Registration Statement (as defined below)) continuously effective under the Securities Act until the expiration of the Effectiveness Period.  At the time the Initial Shelf Registration Statement is declared effective, each Holder that provided notice to the Company on or prior to the date ten (10) Business Days prior to such time of filing of the Initial Shelf Registration Statement shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.  “Effectiveness Period” means the period commencing on the date the Initial Shelf Registration Statement is declared effective under the Securities Act and ending on the date that all Registrable Securities have (a) been sold or (b) are freely tradable under Rule 144 (without volume restrictions).

6.2           Subsequent Registration Statement.   If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period, the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement (a “Subsequent Shelf Registration Statement”) covering all of the securities that as of the date of such filing are Registrable Securities.”

5.           Amendment to Certificate of Designation, Exhibit “A” of the Purchase Agreement.

Section 1(a) of the Certificate of Designation is hereby amended to change the Conversion Price from $2.12 to $2.03, whereby all reference to the Conversion Price throughout the Certificate of Designation will refer to $2.03.  Additionally, the Certificate of Designation is hereby amended to correct a typographical error so that the subsection “Mechanics of Conversion” under Section 1 should be labeled as “(b)” with each subsequent subsection under Section 1 labeled sequentially thereafter.  The version of the Certificate of Designation filed with the Secretary of State of Nevada shall reflect these amendments herein without reference to the original version.

Amendment to Securities Purchase Agreement

6.           Amendment to Warrant, Exhibit “C” of the Purchase Agreement.

The introductory paragraph of the Warrant is hereby amended to change the initial Exercise Price of $2.37 to $2.23.  Further, the Warrant is hereby amended to insert the following Section (p), after Section (o) “Governing Law” and before then Section (p) “Registration Rights of Holder” as follows:

“(p)           LIMITATION ON EXERCISE.  The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person’s affiliates) would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise unless the Holder provides the Company with 61 days’ prior notice of his desire to exercise this Warrant notwithstanding the fact that after giving effect to such exercise the Holder (together with his affiliates) would beneficially own in excess of the Maximum Percentage immediately after giving effect to such exercise.  For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein.  Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in the most recent of (1) the Company’s most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  For any reason at any time, upon the written or oral request of the Holder, the Company shall within two (2) Business Days confirm to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 4.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.”

Amendment to Securities Purchase Agreement

Section (p) “Registration Rights of Holder” shall be relabeled as Section “(q).”

7.           This Amendment shall be of no force and effect until receipt and execution of this Amendment by the Company and each of the Purchasers.  This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

8.           Except as expressly amended hereby, the Purchase Agreement including all Exhibits thereto remains in full force and effect.  Any references to the Purchase Agreement shall refer to the Purchase Agreement as amended hereby.

[signature page follows]

Amendment to Securities Purchase Agreement

IN WITNESS WHEREOF, the Company hereto has caused this Amendment to be duly executed by its respective authorized signatories as of the date first indicated above.

TORCHLIGHT ENERGY RESOURCES, INC.

By:	/s/ John Brda
Name:	John Brda
Title:	Chief Executive Officer

Amendment to Securities Purchase Agreement

IN WITNESS WHEREOF, the Purchaser hereto has caused this Amendment to be executed by his/her/its respective authorized signatories as of the date first indicated above.

(If Purchaser is an individual)

Signature: ____________________________________

Printed Name: _________________________________

(If Purchaser is an entity)

Signature:  ____________________________________

Printed Name of Entity:  __________________________

Printed Name of Signatory:  _______________________

Title of Signatory:  ______________________________

_____________________________________________
Street Address

_____________________________________________
City                                State                                Zip

_____________________________________________
Email Address

Amount Invested: $______________________________

Number of shares of Preferred Stock:_________________

Amendment to Securities Purchase Agreement